UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	98-0682363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7
Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 1, 2016, pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among Avago Technologies Limited, a limited company organized under the laws of the Republic of Singapore (“Avago”), Broadcom Corporation, a California corporation (“Broadcom”), Broadcom Limited, a limited company organized under the laws of the Republic of Singapore (f/k/a Pavonia Limited) (“Holdco”), Broadcom Cayman L.P., an exempted limited partnership organized under the laws of the Cayman Islands and a subsidiary of Holdco (f/k/a Safari Cayman L.P.) (the “Partnership”), Avago Technologies Cayman Holdings Ltd., a company organized under the laws of the Cayman Islands and a direct wholly-owned subsidiary of the Partnership (“Intermediate Holdco”), Avago Technologies Cayman Finance Limited, a company organized under the laws of the Cayman Islands and a direct wholly-owned subsidiary of Intermediate Holdco (“Finance Holdco”), Buffalo CS Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Finance Holdco (“Cash/Stock Merger Sub”), and Buffalo UT Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Finance Holdco (“Unit Merger Sub”), (i) Holdco acquired Avago pursuant to a Scheme of Arrangement (the “Avago Scheme”) under Singapore law in accordance with Section 210 of the Companies Act (Chapter 50) of Singapore, (ii) thereafter, Cash/Stock Merger Sub merged with and into Broadcom, with Broadcom as the surviving corporation (the “Cash/Stock Merger”) and (iii) following the consummation of the Cash/Stock Merger, Unit Merger Sub merged with and into Broadcom, with Broadcom as the surviving corporation (the “Unit Merger” and together with the Cash/Stock Merger, the “Broadcom Merger” and together with the Avago Scheme, the “Transactions”). Following the consummation of the Transactions, each of Avago and Broadcom became indirect subsidiaries of Holdco.

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

On February 1, 2016, three affiliates of Avago, specifically Intermediate Holdco, Finance Holdco and BC Luxembourg S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17 Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under registration number B 201613 (“BC Luxco” and, together with Finance Holdco, the “Borrowers”) entered into that certain Credit Agreement (the “Credit Agreement”), by and among Intermediate Holdco, Finance Holdco, BC Luxco, the lenders named therein and Bank of America, N.A., as administrative agent and collateral agent. The Credit Agreement provides for a Term A loan facility in the aggregate principal amount of U.S.$4,400,000,000, a Term B-1 dollar loan facility in the aggregate principal amount of U.S.$9,750,000,000, a Term B-1 euro loan facility in the aggregate principal amount of €900,000,000, a Term B-2 loan facility in the aggregate principal amount of U.S.$500,000,000 and a revolving credit facility that permits the Borrowers to borrow loans from time to time in an aggregate principal amount of up to U.S.$500,000,000, for general corporate purposes, for swingline loans of up to U.S.$150,000,000 in the aggregate and for the issuance of letters of credit of up to U.S.$100,000,000 in the aggregate, which, in the case of swingline loans and letters of credit, reduce the available borrowing capacity under the revolving credit facility on a dollar for dollar basis. The Borrowers’ obligations under the Credit Agreement are guaranteed by Intermediate Holdco and certain of its subsidiaries (such subsidiaries, the “Subsidiary Guarantors”) and are secured, subject to certain exceptions, by all the assets of Intermediate Holdco, each Borrower, and each Subsidiary Guarantor. The Term A loan facility has a term of five years, the Term B-1 loan facilities have a term of seven years, the Term B-2 loan facility has a term of one year and the revolving credit facility has a term of five years.

Loans under the Credit Agreement will bear interest at a floating rate which can be, at the Borrowers’ option, either (i) an alternate base rate plus an applicable margin or (ii) the Adjusted LIBOR Rate (as defined in the Credit Agreement) for a specified interest period plus an applicable margin, in either case, subject to a LIBOR floor of 0.75% or a base rate floor of 1.75% for the Term B facilities. The applicable margins with respect to the Term B-2 facility will be 1.75% for eurocurrency loans and 0.75% for base rate loans. The applicable margins with respect to the Term B-1 facilities will initially be 3.50% for eurocurrency loans and 2.50% for base rate loans, subject to one 0.25% step-down adjustment based on a total leverage ratio of less than or equal to 1.75:1.00. The applicable margins with respect to the Term A facility and the revolving credit facility will vary based on the applicable public ratings assigned to the senior secured, long-term indebtedness for borrowed money of AT Finance by Moody’s Investors Service, Inc., Standard & Poor’s Financial Services LLC and any successor to each such rating agency business

The Credit Agreement includes (i) financial covenants requiring Intermediate Holdco to, at any time the Term A loan facility remains outstanding or at any time the revolving credit facility (other than undrawn letters of credit, whether or not cash collateralized, and any guarantees and performance or similar bonds issued under the revolving credit facility) is drawn by more than 35%, maintain a maximum first lien leverage ratio; (ii) customary restrictive covenants (subject, in each case, to certain exceptions and amounts) that limit Intermediate Holdco and its subsidiaries’ ability to, among other things, incur indebtedness, create liens, merge or consolidate with and into other persons, make acquisitions and sell assets; (iii) customary events of default, upon the occurrence of which, after any applicable grace period, the lenders will have the ability to accelerate all outstanding loans thereunder and terminate the commitments; and (iv) customary representations and warranties. In addition, subject to certain conditions (including the receipt of sufficient commitments for such increase from the lenders), Intermediate Holdco has the ability, at any time after the initial borrowing date under the Credit Agreement, to increase the aggregate term loans and/or revolving credit commitments under the Credit Agreement by an aggregate amount equal to (i) a dollar amount equal to the greater of (x) U.S.$6,000,000,000 and (y) Consolidated EBITDA (as defined in the Credit Agreement) for the last four fiscal quarters ended prior to such date for which financial statements have been provided under the Credit Agreement at such date, plus (ii) an unlimited amount so long as on a pro forma basis the first lien leverage ratio (as set forth in the Credit Agreement) does not exceed to 3.00 to 1.00, plus (iii) an amount equal to all voluntary prepayments of term loans borrowed under the Credit Agreement (other than any such prepayments with the proceeds of long-term indebtedness) and revolving loans under the Credit Agreement (other than any such prepayments with the proceeds of long-term indebtedness) to the extent accompanied by a corresponding, permanent reduction in the commitments therefor. The Borrowers have agreed to pay the lenders a commitment fee at a rate per annum that varies based on the applicable public ratings assigned to the senior secured, long-term indebtedness for borrowed money of Finance Holdco by Moody’s Investors Service, Inc., Standard & Poor’s Financial Services LLC and any successor to each such rating agency business.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Transactions and simultaneous with entering into the Credit Agreement, that certain Credit Agreement, dated as of May 6, 2014, by and among Avago Technologies Finance Pte. Ltd., Avago Technologies Cayman Ltd., Avago Technologies Holdings Luxembourg S.à.r.l., the lenders named therein and Deutsche Bank AG New York Branch, as administrative agent, (the “2014 Credit Agreement”), was terminated. There were no outstanding loan borrowings under the 2014 Credit Agreement at the time of its termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the Avago Scheme, all of the ordinary shares in the capital of Avago (“Avago Ordinary Shares”) issued and outstanding immediately prior to the effectiveness of the Avago Scheme were transferred to Finance Holdco, as the entity designated by Holdco to receive such issued Avago Ordinary Shares, in consideration for the allotment and issuance of one ordinary share in the capital of Holdco (a “Holdco Ordinary Share”) for each such Avago Ordinary Share transferred (the “Avago Scheme Consideration”).

The issuance of Holdco Ordinary Shares in connection with the Avago Scheme was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the registration statement on Form S-4 (File No. 333-205938) (the “Registration Statement”) filed by Holdco and the Partnership with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on September 25, 2015. The definitive joint proxy statement/prospectus of Avago and Broadcom, dated September 28, 2015, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Transactions and the other transactions contemplated by the Merger Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Avago and Broadcom in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Holdco is the successor issuer to Avago and to Broadcom, Holdco Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act, and Holdco is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. Holdco hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. Holdco Ordinary Shares were approved for listing on the NASDAQ Global Select Market (the “NASDAQ”) and will trade under the symbol “AVGO.”

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Annex A of the Joint Proxy Statement/Prospectus and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Avago Scheme, Avago Ordinary Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ under the symbol “AVGO.” In connection with the Avago Scheme, Avago had previously provided written notice to the NASDAQ of its intent to delist, and the NASDAQ filed a Form 25 with the SEC after the close of trading on January 29, 2016 to withdraw Avago Ordinary Shares from listing and terminate the registration of Avago Ordinary Shares under Section 12(b) of the Exchange Act. Avago currently intends to file a Form 15 with the SEC to terminate the registration of Avago Ordinary Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

In connection with the Transactions, on February 1, 2016, the following individuals resigned as members of Avago’s board of directors, effective immediately following the consummation of the Transactions: James V. Diller, Lewis C. Eggebrecht, Bruno Guilmart, Kenneth Y. Hao, Justine F. Lien, Donald Macleod and Peter J. Marks. Hock E. Tan remained a member of Avago’s board of directors. The decision of each of these individuals to resign from Avago’s Board of Directors was not the result of any disagreement with Avago on any matter relating to its operations, policies or practices.

Appointment of Directors

In connection with the Transactions, Anthony E. Maslowski and Pe-Wynn Kin were appointed to Avago’s board of directors, effective immediately.

Departure of Officers

In connection with the transition of the Company as a subsidiary of Holdco, Bryan T. Ingram and Charlie Kawwas are no longer officers of the Company.

Item 8.01	Other Events.

On February 1, 2016, Holdco issued a press release announcing the completion of the Avago Scheme. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Later on February 1, 2016, Holdco issued a press release announcing the closing of the Transactions. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated May 28, 2015, by and among Avago Technologies Limited, Broadcom Corporation, Broadcom Limited (f/k/a Pavonia Limited), Broadcom Cayman L.P. (f/k/a Safari Cayman L.P.), Avago Technologies Cayman Holdings Ltd., Avago Technologies Cayman Finance Limited, Buffalo CS Merger Sub, Inc. and Buffalo UT Merger Sub, Inc., as amended July 29, 2015 (incorporated by reference to Annex A of the Joint Proxy Statement/ Prospectus of Avago Technologies Limited and Broadcom Corporation filed on September 28, 2015).

10.1	Credit Agreement, dated as of February 1, 2016, by and among Avago Technologies Cayman Holdings Ltd., Avago Technologies Cayman Finance Limited, BC Luxembourg S.à r.l., the lenders named therein, and Bank of America, N.A., as administrative agent.

99.1	Press Release, dated February 1, 2016, entitled “Broadcom Limited Announces Expected Completion of Business Combination Transaction Between Avago Technologies and Broadcom Corporation”

99.2	Press Release, dated February 1, 2016, entitled “Broadcom Limited Announces Final Broadcom Corporation Merger Consideration Election Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 2, 2016

Avago Technologies Limited

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated May 28, 2015, by and among Avago Technologies Limited, Broadcom Corporation, Broadcom Limited (f/k/a Pavonia Limited), Broadcom Cayman L.P. (f/k/a Safari Cayman L.P.), Avago Technologies Cayman Holdings Ltd., Avago Technologies Cayman Finance Limited, Buffalo CS Merger Sub, Inc. and Buffalo UT Merger Sub, Inc., as amended July 29, 2015 (incorporated by reference to Annex A of the Joint Proxy Statement/ Prospectus of Avago Technologies Limited and Broadcom Corporation filed on September 28, 2015).

10.1	Credit Agreement, dated as of February 1, 2016, by and among Avago Technologies Cayman Holdings Ltd., Avago Technologies Cayman Finance Limited, BC Luxembourg S.à r.l., the lenders named therein, and Bank of America, N.A., as administrative agent.

99.1	Press Release, dated February 1, 2016, entitled “Broadcom Limited Announces Expected Completion of Business Combination Transaction Between Avago Technologies and Broadcom Corporation”

99.2	Press Release, dated February 1, 2016, entitled “Broadcom Limited Announces Final Broadcom Corporation Merger Consideration Election Results”